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                                                                   Exhibit 10.16


NU SKIN INDEPENDENT DISTRIBUTOR AGREEMENT - TAIWAN
Nu Skin International, Inc., 75 West Center Street, Provo, Utah 84601 U.S.A.
(801) 345-1000

Four documents indicated below constitute this agreement with Nu Skin International, Inc. ("Nu Skin") (a company incorporated in the United States). This agreement allows individuals or business organizations to become Independent Distributors of Nu Skin. Nu Skin Taiwan, Inc. ("NST") is the exclusive wholesale distributor of Nu Skin products in Taiwan. NST is also an affiliated company of Nu Skin. A Product Purchase Agreement must be made with NST for anyone wishing to purchase Nu Skin products at wholesale price.

When filling in this agreement and before signing this agreement, please read both sides of this agreement in detail:

Please check: [ ] Individual [ ] Company* [ ] Joint Ventures* [ ] Others* (please specify) ________________________

Please fill in the identity card number for individuals and business organization number for business organizations. (*Applicants have to submit business organization information sheet for business organizations or joint ventures).

The identity card number or business organization number will become Nu Skin's record and be recorded in the database system of Nu Skin. Please attach clean and legible copies of the identity card or business organization information sheet to avoid any mistakes in the application process.

Chinese name for first applicant or
business organization (surname first)___________________________________________

English name for first applicant or
business organization (surname first)___________________________________________

Sponsor's identity number  _____________________________________________________
Name of Sponsor (surname first)  _______________________________________________

*Chinese name for second applicant or
spouse (surname first) _________________________________________________________

*English name for second applicant or
spouse (surname first) _________________________________________________________

Identity card number for second applicant or spouse _________________________________________________________________________

Date of birth for first applicant/inauguration date for the business
organization                                 ___________________________________
                                                Date       Month        Year

Telephone No. (Home):  _________________________________________________________

Telephone No. (Office or day time contact number)_______________________________

Correspondence Address:_________________________________________________________

Name of up line Independent Distributor:________________________________________

Telephone No. (Home): __________________________________________________________

Telephone No. (Day time contact number)_________________________________________

Have you or your partner/spouse ever been Nu Skin distributors, or participated in a distributorship individually, or in a partnership, or in a company, or in any other forms of business organizations to promote direct selling business?

               [ ] Yes      [ ] No

If Yes, please fill in date for the last activity?______________________________

Identity Number used before_____________________________________________________

I understand that the only financial requirement of being a Nu Skin Independent Distributor is to purchase a Nu Skin Starter Kit at cost, $1,400.00 New Taiwan Dollars, which includes corporate, sales and demonstration materials. This kit contains no Nu Skin products and that the purchase of any products is optional once the applicant becomes a distributor.

_______________________________
(Initial)

Starter Kit for Independent Distributors      NT$1,400.00

Please check the following when making purchase for the kit (only one check please):

[ ] Cheque   [ ] Cheque/remittance   [ ] Visa  [ ] Master Card  [ ]  Master Card

Credit Card Number:  __________________________________ Expiry Date:___________

Name of Credit Card Holder:  _______________________________________________



I understand that this Distributor Agreement is only part of the contract. If the application is accepted by Nu Skin, this contract will consist of Policies and Procedures (with appendices for specific countries and geographical locations); Sales Compensation Plan; this Distributor Agreement; and if appropriate, business organization information sheet as well. These documents are all part of the contract. In the event that any confusion arises in this agreement, the meanings in the contract or its accompanying documents always prevail.

Both sides of this Distributor Agreement; Nu Skin Sales Compensation Plan; Nu Skin Polices and Procedures for Independent Distributors; business organization information sheet are all part of this agreement. After reading all relevant information thoroughly, the undersigned hereby accept and consent to all clauses by signing below. The signature below is an original and authentic signature of the undersigned. The applicant has also reached the legal age in his/her principal place of residence.

Initial:  _________________

Signature of first applicant ____________________________ Date ________________
(If the applicant is a joint venture, company or other forms of business organizations, the signature must be identical to the signature on the business organization information sheet by a person duly authorized to sign for the business entity).

Signature of second applicant or spouse _____________________ Date _____________

Language chosen:  [ ]   Mandarin      [ ]   English

(Note: Please hand in the first two white forms to Nu Skin, yellow form to the sponsor, and the red form to the Independent Distributor)
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IN CONSIDERATION of the mutual promises, covenants, and conditions contained herein, the Applicant (hereinafter the "Independent Distributor") hereby undertakes and agrees as follows:
A. I am legally competent to form a contract in the jurisdiction in which I reside.
B. Until duly approved by Nu Skin International, Inc. ("Nu Skin"), this form of Agreement is only my application to become an independent Nu Skin Distributor in the country of my residence. Upon acceptance by Nu Skin in Provo, Utah, this Agreement will take effect, thus binding me to the terms and conditions of the contract and to all terms and conditions incorporated therein by reference.
C. I will promote and effectuate the retail sale of Nu Skin products on a continuing basis. Without affecting my status as an Independent Distributor and my right to profits based on my sale of Nu Skin products, I can receive from Nu Skin bonus commissions based on product sales by other Independent Nu Skin Distributors sponsored by me only if, on a monthly basis: (1) I add to my inventory at least 100 points worth of Nu Skin products (as explained in the Nu Skin sales Compensation Plan), (2) I sell at least 80% of my product Inventory to at least five retail customers, and (3) I am not in default in any of my material obligations under the Contract, I agree to purchase Nu Skin products based upon a separate agreement only from the Independent Nu Skin company acting as the authorized, exclusive wholesale distributor in the jurisdiction of my principal residence.
D. I am not an employee, agent, or legal representative of Nu Skin. I am an independent contractor and I will pay self-employment, social security, and other taxes required of independent contractors by applicable law.
E. I have read and I understand the Contract, and I agree to adhere to the terms and conditions set forth herein. I acknowledge that any violation by me of the terms of the Contract may, among other things, result in the termination of my status as an Independent Distributor or in such other disciplinary action deemed appropriate by Nu Skin.
F. The name "Nu Skin" and all its related trade names, trademarks, and marks are the exclusive proprietary property of Nu Skin. I will not use, register, claim title to, or in any manner impugn the right of Nu Skin in such proprietary property without the prior written consent of Nu Skin.
G. I will make no statements, claims, representations, or warranties respecting Nu Skin products which are not contained in official Nu Skin promotional materials.
H. Nu Skin's marketing system (and related know how) and lists of Independent Distributors and/or customer names are the exclusive proprietary property of Nu Skin. I will not utilize such system, lists, or other Nu Skin contacts to promote the sale or use of any products or services, other than those authorized by Nu Skin, to any Independent Distributor of Nu Skin whom I did not personally sponsor.
I. I represent and warrant to Nu Skin that, during the past six months, neither my spouse nor cohabitant, if any, nor I have been party to or participant in a Nu Skin distributorship, whether individually; as a partner in a partnership or as a shareholder, principal, officer, or director of a corporate distributorship; or as a beneficial owner in any other form of business organization.
J. I will not use any sales aid, recruiting, or promotional materials other than those authorized and distributed by the Nu Skin company in the jurisdiction of my residence. The use of any other material may result in the termination of my status as in Independent Distributor and of the Contract.
K. When recruiting prospective Independent Distributors, I will fully disclose and explain that the prospective Independent Distributor need purchase only an at-cost Starter Kit (which does not contain commissionable product) to apply for Independent Distributor status.
L. I will make no specific earnings representations or income guarantees, nor will I display actual or photocopied commission checks in promotional materials, business opportunity advertising, or any other formal or forum when presenting the Nu Skin Sales Compensation Plan to prospective Independent Distributors.
M. I certify the accuracy of all information provided by me in this Distributor Agreement and agree that the provision of false or misleading information authorizes Nu Skin at its election to declare this agreement void from its inception.

NU SKIN AGREES AS FOLLOWS:
A. Nu Skin agrees to promptly pay any commission due to the Independent Distributor under the terms and conditions of the Nu Skin Sales Compensation Plan.
B. Nu Skin agrees to provide the Distributor with a 100% refund for the merchandise, but only if it is returned to Nu Skin within fourteen days of this application with a written notice of termination. After fourteen days from the date of this application, a 90% refund is available for the merchandise, Nu Skin may deduct the amount of paid to the distributor for such dealing and the diminished value of the commodities if the value of the retrieved commodities is diminished.

MISCELLANEOUS PROVISIONS:
A. An Independent Distributor who wishes to terminate this Agreement must submit written notification of intent to terminate his/her independent distributorship to Nu Skin. This Agreement will terminate on the date Nu Skin receives the Independent Distributor's written notice.
B. This Agreement may be modified from time to time at Nu Skin's discretion. Nu Skin agrees to give thirty (30) days notice of any such modification.
C. The effective date of this Agreement shall be the date it is received and accepted at the headquarters of Nu Skin Provo, Utah, USA.
D. This Agreement may not be transferred or otherwise assigned without the prior written consent of Nu Skin. Which consent shall not be unreasonably withheld.
E. If any provision of this Agreement, the Sales Compensation Plan, or the Policies & Procedures is unenforceable, the remainder of the above agreements will be unaffected and will remain fully enforceable by law.
F. The headquarters of Nu Skin is located at 75 West Center Street, Provo, Utah 84606 USA.
G. This is an integrated agreement which also includes terms and conditions found in the Policies & Procedures and the Compensation Plan and applicable supplementary materials for any optional program.